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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                          June 14, 1999


                       INDIANA ENERGY, INC.
      (Exact name of registrant as specified in its charter)


           Indiana                01-9091           35-1654378
  (State of incorporation)(Commission File Number)(I.R.S. Employer
                                               Identification No.)

    1630 N. Meridian Street                           46202
     Indianapolis, Indiana                          (Zip Code)
     (Address of principal
     executive offices)

Registrant's telephone number, including area code (317) 926-3351

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Item 5.  Other Events.

     On June 14, 1999, Indiana Energy, Inc. and SIGCORP, Inc. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the Analyst Call Script for telephone conference held June 14, 1999 at 9:30 a.m. (EST) is incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
         Number Description
          99.1 Analyst Call Script for telephone conference held June 14, 1999 at 9:30 a.m. (EST)


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDIANA ENERGY, INC.

Dated: June 15, 1999



                                   By:   /s/ Carl L. Chapman
                                        _____________________________
                                        Carl L. Chapman
                                        Chief Financial Officer


                                   By:   /s/ Jerome A. Benkert
                                        _____________________________
                                        Jerome A. Benkert
                                        Vice President and Controller